Exhibit 99.2
Build-A-Bear Workshop 2019 ICR Conference

Forward looking and cautionary statements This presentation contains certain statements that are, or may be considered to be, “forward-looking statements” for the purpose of federal securities laws, including, but not limited to, statements that reflect our current views with respect to future events and financial performance. We generally identify these statements by words or phrases such as “may,” “might,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “intend,” “predict,” “future,” “potential” or “continue,” the negative or any derivative of these terms and other comparable terminology. Forward-looking statements are based on current expectation and assumptions that are subject to risks and uncertainties which may cause results to differ materially from the forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events or otherwise. Risks and uncertainties to which our forward-looking statements are subject include: (1) a decline in mall traffic could adversely affect our financial performance and profitability; (2) we may be unable to generate interest in and demand for our interactive retail experience and products, including being able to identify and respond to consumer preferences in a timely manner; (3) our marketing and on-line initiatives may not effectively build consumer affinity for our brand, drive consumer demand and generate traffic for our stores; (4) general global economic conditions may decline, which could lead to disproportionately reduced consumer demand for our products, which represent relatively discretionary spending; (5) we may not be able to operate our international corporately-managed locations profitably; (6) the availability and costs of our products and our product pricing may be adversely affected by risks associated with international manufacturing and trade and foreign currency fluctuations; (7) we may be unable to renew, renegotiate or replace our store leases, or enter into leases for new stores on favorable terms, or we may violate the terms of our current leases; (8) we may suffer disruptions, failures or security breaches of our information technology infrastructure or we may improperly obtain or be unable to protect our data or violate privacy or security laws or expectations; (9) we may not be able to evolve our store locations to align with market trends or effectively manage our overall portfolio of stores; (10) we may not be able to operate successfully if we lose key personnel, are unable to hire qualified additional personnel, or experience turnover of our management team; (11) we may suffer negative publicity or be sued if the manufacturers of our merchandise or Build-A-Bear branded products sold by our licensees ship products that do not meet current safety standards or production requirements or if such products are recalled or cause injuries; (12) we are subject to risks associated with technology and digital operations; (13) we rely on a few vendors to supply substantially all of our merchandise, and significant price increases or disruption in their ability to deliver merchandise could harm our ability to source products and supply inventory to our stores; (14) our company-owned distribution center or our third-party distribution center providers may experience disruptions in their ability to support our stores or they may operate inefficiently; (15) we may fail to renew, register or otherwise protect our trademarks or other intellectual property and may be sued by third parties for infringement or misappropriation of their proprietary rights; (16) we may suffer negative publicity or be sued if the manufacturers of our merchandise violate labor laws or engage in practices that consumers believe are unethical; (17) our profitability could be adversely impacted by fluctuations in petroleum products prices; (18) we may be unable to effectively manage our international franchises, attract new franchisees or laws relating to international franchises may change; (19) our business may be adversely impacted by a significant variety of competitive threats; (20) we may suffer negative publicity or a decrease in sales or profitability if the products from other companies that we sell in our stores do not meet our quality standards or fail to achieve our sales expectations; (21) we may be unsuccessful in acquiring businesses or engaging in other strategic transactions; (22) fluctuations in our operating results could reduce our cash flow and we may be unable to repurchase shares at all or at the times or in the amounts we desire or the results of the share repurchase program may not be as beneficial as we would like; (23) fluctuations in our quarterly results of operations could cause the price of our common stock to substantially decline; (24) limited public float and trading volume in our common stock may have an adverse impact and cause significant fluctuation of market price; and (25) provisions of our corporate governing documents and Delaware law may prevent or frustrate attempts to replace or remove our management by our stockholders, even if such replacement or removal may be in our stockholders’ best interests. For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to our most recent reports on Form 10-K, Form 10-Q and Form 8-K.

BBW Snapshot • Founded in 1997, as a specialty retailer to “make-your-own stuffed animals” • 2004 IPO • Currently in ~500 locations* in 16 countries including: • ~370 corporately-managed stores • ~100 international franchise stores • ~30 third party retail locations • Over 3,500 employees • Over 180 Million furry friends sold – and memories made - since inception 2013 marked the beginning of an evolution to become a branded intellectual property company (that has retail as one of its revenue channels) BBW 2019 *As of fiscal 2018 3rd quarter ending November 3, 2018 3

Monetizable Powerful Brand Broad Consumer Appeal: Gender, Age and Geography 180 Million Furry Friends Sold – and Memories Made - Globally** 90%+ Aided Brand Awareness* Powerful Social & Loyalty Engagement; 6+MM Bonus Club Members *US data, C&R Research, Jan 2017 **Since 1997 BBW 2019 4

5 Multi-Phase Strategic Blueprint for Growth Return to Profitability Deliver Sustained Profitability Drive Profitable Growth Diversify and expand the retail footprint globally Leverage the power of the brand An experiential retailer with a strong brand A strong branded company with a diversified profitable business model HOW? BBW 2019 2013-2014 2015-2017

• Diversified retail real estate portfolio; renegotiated leases and closed select stores • Reduced discounts, enhanced marketing to leverage the brand emotion and highlight the in-store EXPERIENCE; relaunched Bonus Club loyalty program • Refreshed brand look and store design focused on productivity • Created multiple cost-effective store formats with options that enable retail in a wide range of sizes, venues and temporary to more permanent time frames • Rationalized expenses, renegotiated contracts • Value-engineered product line, focused on key consumer segments and strategically increased pricing to expand gross margin and dollars per transaction Evolution 2013-2017 Returned to Profitability & Sustained Profitability BBW 2019 6

Rebuilding Systems and Processes & Updating Org Structure • Re-organized with new management team and diversified and upgraded talent while also evolving Board of Directors • Instituted new, more efficient processes and restructured key functional areas • Restructured vendor base and supply chain • Updating IT infrastructure & digital capabilities including new e-commerce platform, CRM and PLM systems • Added new systems including Salesforce Commerce Cloud and Microsoft Dynamics systems • Re-building international infrastructure while expanding into new territories Evolution 2013-2017 while simulteously BBW 2019 7

2009-2012 2013 2014-2017 BBW 2019 BBW is a Stronger Company than at the Start of the Evolution Based on preliminary FY2017 results BEGINNING OF TURNAROUND PLAN Pre-Turnaround: 4 consecutive years of Pre-Tax Losses Post Turnaround: 4 consecutive years of Pre-Tax Profits ($77MM) Cumulative GAAP Pre-Tax Loss $52MM Cumulative GAAP Pre-Tax Profit $1.6B Cumulative Revenue $1.5B Cumulative Revenue* 0 * Includes negative impact from UK exchange rate changes and closures of unprofitable stores 8

BBW Retail Gross Margin With Improvement in Retail Fundamentals +800 bps $35.38 $37.32 $40.61 $44.10 $45.61 $46.29 2012 2013 2014 2015 2016 2017 NA Dollars Per Transaction +31% NA Units Per Transaction 3.66 3.69 3.76 3.95 3.99 4.06 2012 2013 2014 2015 2016 2017 +11% 38.9% 41.1% 45.6% 47.1% 45.2% 46.9% 2012 2013 2014 2015 2016 2017 BBW 2019 9 Results reflect fiscal year period prior to change in 2018

A Backdrop of Unprecedented and Rapid Change in US Retail Traditional mall traffic declined close to -50% *2012-2018 estimate based on ShopperTrak and Retail Next data *BBW 2019 10 2017/18 US Retail Store Closures -14K Nearly 40 bankruptcies 2017 vs 2012 US E-commerce +75% Over-malled: 20% of US malls account for 72% of all US mall sales Source: Coresight.com, “Store Openings & Closures Tracker” Source: US Census Bureau Source: Fung Global Retail & Technology, “The Mall is Not Dead: Part 1”

With Brexit Triggering Accelerated UK Changes BBW 2019 11 Consumer confidence NEGATIVE every quarter since 2016 2017/18 UK Retail Store Closures -2K 2017 vs 2012 UK E-commerce +45% with 18% YOY growth in 2018* Source: Office of National Statistics; *YTD through November 2018 vs 2017 2018 UK Retail Job Loss -85K with over 1,000 retail bankruptcies Source: Office of National Statistics, Source: Coresight.com, “Store Openings & Closures Tracker” The Guardian

Multiple Factors Point to BBW’s 2018 as an Anomaly Legal/Administrative Issues Macro retail trends BBW Sales Shifts • Continuing mall traffic declines and changing consumer shopping habits • Mall shopping in December, historically our largest sales month, is less recreational and family-oriented changing composition of traffic • TRU liquidation and subsequent closures • Accounting Rule Changes: Negative $3.9MM revenue and pre-tax income impact in FY 2018 and Negative $12.3MM from 2018 through 2020 • BBW Fiscal year change • FY2018 is 52 weeks compared to FY2017 having 53 weeks • US Tax Reform • Lower licensed product sales impacted by significantly fewer impactful family-centric and plush-friendly character movies • Pay Your Age Day and follow-on: ultimately positive but short-term disruption • BBW Disneyland store closure: $7MM sales in 2017 • Brexit uncertainty continued to negatively impact UK consumer confidence and currency exchange rates • New consumer privacy laws in the EU, known as General Data Protection Regulation or GDPR, have inhibited our ability to market directly to guests UK Economic Disruption BBW 2019 12 • Projected total revenues for FY2018 are expected to be in the range of $335 to $340 million with a decline of approximately 2% in North America and 17% to 20% in Europe • Post Christmas sales are positive in North America and improved in the UK • Several anomalies converged to impact the year:

13 Movies Have Multi-Dimensional Impact *Source: Shoppertrak Decline in high-impact, family-centric movies impacts level and composition of traffic as well as product sales of characters and related licensed products: Licensed product sales, including movies, can be 30% to as high as 50% of total retail in any given quarter for BBW Movies attract expanded affinity consumers driving incremental sales volume Licensed product transactions have higher average dollars per transaction Family-centric movies and movie marketing drive family traffic to malls with BBW stores • 85% of NA BBW stores within 2 miles of a movie theater • Dollars per transaction with a licensed product average 20% higher than transactions with non-licensed products • Affinity segment expands: Historically over 40% of sales of Toothless are to teen+ segment BBW 2019

14 2018 Licensed Product Impact at BBW • In 2018, sales of licensed products, inclusive of movies, declined at double digit rates in both North America and the UK with the impact in the UK greater given their historical over-indexing on movie licensed product sales • 2018 Licensed product revenue lowest since 2013 which we attribute to significantly fewer high-impact family-centric movies in the year • 2018 Non-licensed revenue highest since 2014 reflecting growth in BBW intellectual properties developed to partially offset movie timing • Impact felt throughout the toy industry Nonlicensed: Positive double digit Licensed: Negative double digit North American Sales CY2018 vs Prior 4-year average UK Sales CY2018 vs Prior 4-year average Licensed: Negative double digit Nonlicensed: Negative single digit BBW 2019

15 Solid Balance Sheet Supports Ongoing Evolution • NO DEBT • CASH FROM OPERATIONS HAS FUNDED - AND IS EXPECTED TO CONTINUE TO FUND - ONGOING STRATEGIC INITIATIVES BBW 2019 Even with a backdrop of change and disruptions throughout 2018, we have stayed focused on the overarching strategy with an eye to evolving the company. Financially, the strategy has been supported with a solid balance sheet.

16 The Future State Business Model BBW 2019 Continued focus on the evolution of our Strategic Plan to monetize the Build-A-Bear brand across channels, geographies, consumers and categories: 1. Retail Diversification and Accessibility 2. E-commerce and Gifting Growth 3. International Franchising Expansion 4. Revenue Diversification through outbound licensing and entertainment Deliver Long-Term Sustained PROFITABLE Growth

Retail Diversification and Accessibility in NA

2015 NA Store Portfolio



274 locations; >90% in traditional mall store format


BUILD-A-BEAR WORKSHOP


BUILD-A-BEAR WORKSHOP

- Traditional Mall Store
- Traditional Mall Concourse
- Tourist all Formats
- Walmart
- Seasonal/Holiday
- 3rd Party Retail*

*Non-corporately owned

2018 NA Store Portfolio



368 locations; 66% in traditional mall store format











FAO Walmart Gaylord Hotels Great Wolf Lodge Carnival

Store counts as of December of each calendar year

Mall locations continue to deliver sales and profit:

- ~95% of NA locations are profitable*
- Portfolio management includes short-term lease extension with rent reductions, shift to concourse model

Portfolio continues to diversify to increase demographic and geographic accessibility and migrate away from traditional malls. Expect to have more stores but less overall square footage increasing productivity and key performance metrics

*As of fiscal 2018 3rd quarter ending November 3, 2018

BBW 2019

17

18 E-Commerce and Gifting Growth BBW 2019 • New e-commerce platform launched in 2017; double-digit sales growth every quarter since upgrade • Opportunity to expand gifting business with personalization features (e.g., sound and embroidery) and build affinity consumer segment through web-exclusive product offerings • With over 6MM Bonus Club members, opportunity to add incremental lifetime value with crosschannel engagement Future opportunities include: • Expansion of Amazon marketplace, addition of exclusive products particularly at key gift-giving seasons • 3D virtual shopping experience to simulate in-store process and enhance consumer engagement

19 International Franchising Expansion 2017: • Territories included Mexico, South Africa, Germany, the Middle East, Australia, Thailand, Singapore 2019: • Develop China and India • Acquire Germany BBW 2019 2017/18: • First franchised stores opened in China 2019: • Expect to open first stores in India Targets for future growth include other areas in Asia and Europe, both of which are underpenetrated given their demographic and economic profiles for development Increased flexibility in store options, investments in infrastructure and improved supply chain support international growth primarily through franchising. Corporately managed Franchised Note that China has one corporately managed store (Disney property) with all others operated by franchise

20 Revenue Diversification through Outbound Licensing Toys, Plush Apparel, Accessories, Party Electronic/Tech, Bookbags, etc Beauty, Creativity Over 20 product categories are currently licensed for BBW with products in market or in development Plush-Driven Connected experiences (e.g., parties) Non-Plush-Driven We have generally been in this range on the continuum up to this point…. BBW 2019 In 2018, outbound licensed products were carried in multiple retailers including: • Walmart 3,200+ doors • Target 1,800+ doors • Rite Aid 1,500+ doors • HBA in approximately 1,000 doors including TJX, Burlington, Ross, Meijer and Specialty

Revenue Diversification through Entertainment


You Tube
Bearville Alive!

"Play beyond the plush" enhances consumer connection:

- Video and music available on Build-A-Bear's You Tube channel
  - Over 100K subscribers
  - Over 64MM views
- Engaging apps support owned intellectual properties: 7MM sessions since launched
- Build-A-Bear sells ~750K songs on sound units that are put into furry friends every year


BUILD-A-BEAR RADIO

Powered by DASH

Radio platform has multiple benefits:

- Partnership with DASH radio, a multi-station streaming platform with over 10 million subscribers, as exclusive kids' targeted channel launched on 10/10 at 10 a.m.
- Consumer reach: Averaging ~400K listeners daily with over 30 minutes of listening per session betty brinn children's museum

Advanced discussions on multiple platforms:

- Publishing
- Music
- Television
- Feature films
- Children's museum travelling show

BBW 2019

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2019 Outlook BBW 2019 22 1 2 Increased pace of real estate restructuring away from traditional malls • High optionality and flexibility, particularly in NA real estate portfolio, provides major real estate transition opportunity • Through disciplined lease management, over 60% of corporate leases expire or have options within next 3 years including 40% in next 12 months • Tourist doors continue to outperform non-tourist locations on key metrics including sales and profit • Pleased with initial sales at Walmart pilot stores giving our brand access to new consumers Best family-centric movie slate in many years is expected to drive licensed product sales and bring relevant demographic target to malls with co-located theaters • 85% of US store locations have a movie theater within 2 miles of Contents 23 2019 Outlook 3 BBW 2019 Revenue diversification efforts gaining traction: • Outbound brand licensing • International franchising • 3rd Party Retail business model 4 Evolution of corporate structure to reflect future state while leveraging IT and infrastructure investments 6 5 Emerging entertainment platforms • Build-A-Bear Radio • New publishing, music, video platforms Outbound Brand Licensed Products Entertainment Channels International Franchising 3rd Party Retail E-commerce and digital engagement growth potential • Continued advancement in analytics to drive e-commerce sales which are expected to continue at double-digit rates • Drive for incremental profitable lifetime value from 6MM Bonus Club members • Progress in solutions to address GDPR in the UK that will enable database growth and direct communication capabilities

24 Why BBW? BBW 2019 • Believe FY2018 is an anomaly with multiple factors colliding to negatively impact results vs consistent progress from 2013-2017 on a multiphase strategic plan to make BBW a multidimensional IP company with retail as one of our channels • Debt free, positive cash flow, solid balance sheet • Strong brand that parents trust and kids love with multiple owned intellectual properties that can translate and expand into broader entertainment, global geographies and product categories through outbound licensing • Clear strategies to diversify retail, diversify consumer segments, diversify revenue streams and improve long-term profitability

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